CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of VanEck ETF Trust of our reports dated as indicated in Appendix A, relating to the financial statements and financial highlights for the funds constituting VanEck ETF Trust listed in Appendix A (the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the periods indicated in Appendix A. We also consent to the references to us under the headings “General Information”, “Financial Highlights”, "Financial Statements" and "Counsel and Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP
New York, New York
August 23, 2023

Appendix A

Fund	Report date	As of and for the period ended
VanEck Biotech ETF	November 21, 2022	September 30, 2022
VanEck Digital Transformation ETF	November 21, 2022	September 30, 2022
VanEck Durable High Dividend ETF	November 21, 2022	September 30, 2022
VanEck Energy Income ETF	November 21, 2022	September 30, 2022
VanEck Environmental Services ETF	November 21, 2022	September 30, 2022
VanEck Gaming ETF	November 21, 2022	September 30, 2022
VanEck Inflation Allocation ETF	November 21, 2022	September 30, 2022
VanEck Long/Flat Trend ETF	November 21, 2022	September 30, 2022
VanEck Morningstar Global Wide Moat ETF	November 21, 2022	September 30, 2022
VanEck Morningstar ESG Moat ETF	November 21, 2022	September 30, 2022
VanEck Morningstar International Moat ETF	November 21, 2022	September 30, 2022
VanEck Morningstar Wide Moat ETF	November 21, 2022	September 30, 2022
VanEck Pharmaceutical ETF	November 21, 2022	September 30, 2022
VanEck Retail ETF	November 21, 2022	September 30, 2022
VanEck Semiconductor ETF	November 21, 2022	September 30, 2022
VanEck Social Sentiment ETF	November 21, 2022	September 30, 2022
VanEck Video Gaming and eSports ETF	November 21, 2022	September 30, 2022
VanEck Africa Index ETF	February 27, 2023	December 31, 2022
VanEck Agribusiness ETF	February 27, 2023	December 31, 2022
VanEck Bitcoin Strategy ETF	February 27, 2023	December 31, 2022
VanEck Brazil Small-Cap ETF	February 27, 2023	December 31, 2022
VanEck China Growth Leaders ETF	February 27, 2023	December 31, 2022
VanEck ChiNext ETF	February 27, 2023	December 31, 2022
VanEck CLO ETF	February 27, 2023	December 31, 2022
VanEck Digital India ETF	February 27, 2023	December 31, 2022
VanEck Egypt Index ETF	February 27, 2023	December 31, 2022
VanEck Future of Food ETF	February 27, 2023	December 31, 2022
VanEck Gold Miners ETF	February 27, 2023	December 31, 2022
VanEck Green Metals ETF	February 27, 2023	December 31, 2022
VanEck India Growth Leaders ETF	February 27, 2023	December 31, 2022
VanEck Indonesia Index ETF	February 27, 2023	December 31, 2022
VanEck Israel ETF	February 27, 2023	December 31, 2022
VanEck Junior Gold Miners ETF	February 27, 2023	December 31, 2022
VanEck Low Carbon Energy ETF	February 27, 2023	December 31, 2022
VanEck Natural Resources ETF	February 27, 2023	December 31, 2022
VanEck Oil Refiners ETF	February 27, 2023	December 31, 2022
VanEck Oil Services ETF	February 27, 2023	December 31, 2022
VanEck Rare Earth/Strategic Metals ETF	February 27, 2023	December 31, 2022
VanEck Russia ETF	February 27, 2023	December 31, 2022

VanEck Russia Small-Cap ETF	February 27, 2023	December 31, 2022
VanEck Steel ETF	February 27, 2023	December 31, 2022
VanEck Uranium+Nuclear Energy ETF	February 27, 2023	December 31, 2022
VanEck Vietnam ETF	February 27, 2023	December 31, 2022
VanEck BDC Income ETF	June 27, 2023	April 30, 2023
VanEck CEF Muni Income ETF	June 27, 2023	April 30, 2023
VanEck China Bond ETF	June 27, 2023	April 30, 2023
VanEck Dynamic High Income ETF	June 27, 2023	April 30, 2023
VanEck Emerging Markets High Yield Bond ETF	June 27, 2023	April 30, 2023
VanEck Fallen Angel High Yield Bond ETF	June 27, 2023	April 30, 2023
VanEck Green Bond ETF	June 27, 2023	April 30, 2023
VanEck HIP Sustainable Muni ETF	June 27, 2023	April 30, 2023
VanEck International High Yield Bond ETF	June 27, 2023	April 30, 2023
VanEck IG Floating Rate ETF	June 27, 2023	April 30, 2023
VanEck J.P. Morgan EM Local Currency Bond ETF	June 27, 2023	April 30, 2023
VanEck Moody’s Analytics BBB Corporate Bond ETF	June 27, 2023	April 30, 2023
VanEck Moody’s Analytics IG Corporate Bond ETF	June 27, 2023	April 30, 2023
VanEck Mortgage REIT Income ETF	June 27, 2023	April 30, 2023
VanEck Preferred Securities ex Financials ETF	June 27, 2023	April 30, 2023
VanEck High Yield Muni ETF	June 27, 2023	April 30, 2023
VanEck Intermediate Muni ETF	June 27, 2023	April 30, 2023
VanEck Long Muni ETF	June 27, 2023	April 30, 2023
VanEck Short High Yield Muni ETF	June 27, 2023	April 30, 2023
VanEck Short Muni ETF	June 27, 2023	April 30, 2023